Rockford Corporation Warrant Ownership
As of December 31, 1998
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

                                                                                     Initial                             Maximum
                                                                                   Senior Note                          Number of
Group                       Warrant Holder                                         Principal                            Warrants

------------------------------------------------------------------------------------------------------------------------------------
Bartol Family               GST Exempt Trust                                                 $0.93                        31,781

                            Boulder Investors Limited Partnership                            $0.93                        23,371

Current Employees           Ron Trout                                                        $0.93                           185

Former Employees            Darrell W. Chapman                                               $0.93                           748

Others                      Graham Humes                                                     $0.93                         7,478

                            Francis E. & Suzette E. Baird                                    $0.93                         3,741

                            Gordon A. Jr. & Blair B. MacInnes                                $0.93                         9,348

                            Sharon Dedrick                                                   $0.93                           933

Total                                                                                                                     21,500

Others                      The Vrolyk Partnership 97-A                                       3.45                        91,607

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